UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                               April 22, 2011
                             -----------------

                       Reshoot Production Company
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
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            (State or Other Jurisdiction of Incorporation)

              000-53049                       26-1665960
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

              315 East New Market Road, Immokalee, FL  34142
         ----------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                            (239) 657-4421
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers

On April 22, 2011, the Board of Directors of Reshoot Production Company (the "Company") accepted the resignations of Mr. Mike Broll, Chairman & CEO and Mr. Ross Hatanaka, VP Operations & Director. Messrs. Broll and Hatanaka have been working for the Company on a part-time basis, and desire to pursue other interests. These former directors/officers do not have any disagreements with the Company on any matter relating to its operations, policies or practices.

Further, on April 22, 2011, the Board of Directors appointed Marc Schechtman, the Company's VP & Director of Planning to serve as the acting Chief Executive Officer. Mr. Schechtman will hold office as the acting Chief Executive Officer for the unexpired term of his predecessor and/or until his successor is elected and qualified.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 28, 2011


By: /s/ Marc Schechtman
 -------------------------------------
Name:   Marc Schechtman
Title:  Acting Chief Executive Officer










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